LEGG MASON PARTNERS INSTITUTIONAL TRUST

SUPPLEMENT DATED JUNE 20, 2013 TO THE

PROSPECTUS, DATED MARCH 1, 2013, OF

WESTERN ASSET SMASH SERIES M FUND

The following text in the section titled “Western Asset SMASh Series M Fund — Management — Investment Professionals” in the fund’s Prospectus is replaced as follows:

Investment professionals: Stephen A. Walsh, Christopher D. Diegelman and Stephen P. Fulton. Mr. Walsh has been a part of the portfolio management team for the fund since its inception. Mr. Diegelman has been a part of the portfolio management team for the fund since 2010. Mr. Fulton has been a part of the portfolio management team for the fund since 2012. These investment professionals work together with a broader investment management team.

The following text in the section titled “More on fund management — Investment Professionals — SMASh Series M Fund” in the fund’s Prospectus is replaced as follows:

Investment professionals

The fund is managed by a broad team of investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. They work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are Stephen A. Walsh, Christopher D. Diegelman and Stephen P. Fulton. Mr. Walsh has been a part of the portfolio management team for the fund since its inception. Mr. Diegelman has been a part of the portfolio management team for the fund since 2010. Mr. Fulton has been a part of the portfolio management team for the fund since 2012.

Messrs. Walsh and Fulton have been employed by Western Asset as investment professionals for more than five years. Mr. Diegelman has been employed by Western Asset as an investment professional since 2010. Prior to becoming an investment professional at Western Asset, Mr. Diegelman was a research analyst with Western Asset since 1998.

Please retain this supplement for future reference.

WASX015729